                                FOUNTAIN VIEW, INC.
                      THIRD AMENDMENT TO CREDIT AGREEMENT

     This Third Amendment to Credit Agreement (herein, the "Amendment") is entered into as of March 22, 2000, among Fountain View, Inc., a Delaware corporation, the Banks party hereto, and Bank of Montreal as Agent for the Banks.

                            PRELIMINARY STATEMENTS

     A. The Borrower, the Banks, and the Agent entered into a certain Credit Agreement, dated as of April 16, 1998, as amended (herein, the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     B. The Borrower has requested that the Banks amend the financial covenants and related definitions and the pricing, and the Banks are willing to do so on the terms and conditions provided for in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

            1.1. The definitions of "Applicable Margin" and "EBITDAR" appearing in Section 5.1 of the Credit Agreement shall each be amended and restated in their entirety to read as follows (it being agreed that the amended Applicable Margin shall bE effective for all periods ending on and after March 22, 2000):

                  "Applicable Margin" means, with respect to Loans, Reimbursement Obligations, and the Revolving Credit Commitment fees and letter of credit fees payable under Section 2.1 hereof, the rate per annum specified below:

     Applicable Margin for Reimbursement Obligations and Revolving
     Loans which are Base Rate Loans:                                    2.00%

     Applicable Margin for letter of credit fee and Revolving Loans
     which are Eurodollar Loans:                                         3.00%

     Applicable Margin for Term Loans which are Base Rate Loans:         2.25%

     Applicable Margin for Term Loans which are Eurodollar Loans:        3.25%

     Applicable Margin for Revolving Credit Commitment fee:               .50%

     ; provided that the Applicable Margin shall be subject to quarterly adjustments on the first Pricing Date, and thereafter from one Pricing Date to the next, so that the Applicable Margin means a rate per annum determined in accordance with the following schedule:


                         APPLICABLE
                         MARGIN FOR     APPLICABLE MARGIN   APPLICABLE     APPLICABLE      APPLICABLE
                        REIMBUSEMENT      FOR LETTER OF     MARGIN FOR     MARGIN FOR      MARGIN FOR
                      OBLIGATIONS AND    CREDIT FEE AND     TERM LOANS     TERM LOANS      REVOLVING
 LEVERAGE RATIO       REVOLVING LOANS   REVOLVING LOANS     WHICH ARE      WHICH ARE         CREDIT
FOR SUCH PRICING       WHICH ARE BASE      WHICH ARE        BASE RATE      EURODOLLAR      COMMITMENT
      DATE               RATE LOANS     EURODOLLAR LOANS      LOANS          LOANS        FEE SHALL BE
Greater than or equal       2.00%             3.00%            2.25%          3.25%            .50%
to 6.0 to 1.0

Less than 6.0 to 1.0,       1.75%             2.75%            2.00%           3.00%            .50%
but greater than or
equal to 5.5 to 1.0

Less than 5.5 to 1.0,       1.50%             2.50%            1.75%          2.75%            .50%
but greater than or
equal to 5.0 to 1.0

Less than 5.0 to 1.0,       1.25%             2.25%            1.50%          2.50%            .50%
but greater than or
equal to 4.5 to 1.0

Less than 4.5 to 1.O        1.00%             2.00%            1.25%          2.25%            .50%

     For purposes hereof, the term "Pricing Date" means, for any fiscal quarter of the Borrower ending on or after March 31, 2000, the date on which the Agent is in receipt of the Borrower's most recent financial statements for the fiscal quarter then ended, pursuant to Section 8.5(a) or (b) hereof. The Applicable Margin shall be established based on the Leverage Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5(a) or (b) hereof, and such Default remains uncured for a period of 10 Business Days, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., the

     Leverage Ratio shall be deemed to be greater than 6.0 to 1.0). If the Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the Borrower's fiscal quarter covered by such financial statements until the next Pricing
     Date. Each determination of the Applicable Margin made by the Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Banks if reasonably determined.

     "EBITDAR" means, with reference to any period, Net Income for such period plus the sum (without duplication) of all amounts deducted in arriving at such Net Income amount in respect of (w) Interest Expense for such period,
     (x) federal, state and local income taxes for such period, (y) depreciation of fixed assets and amortization of intangible assets for such period, and
     (z) Rental Expense for such period (plus, to the extent deducted in arriving at EBITDAR for the relevant period, expenses incurred in connection with, and amounts not reimbursed as a result of, the decertification of the Carehouse facility located in Orange County, California in amounts reasonably determined by the Borrower and established to the reasonable satisfaction of the Agent and in all cases not to exceed:
     $1,500,000 for the fiscal quarter ending December 31, 1999, $1,800,000 for the fiscal quarter ending March 31, 2000, $800,000 for the fiscal quarter ending June 30, 2000, and $0 for any fiscal quarter ending thereafter).

           1.2. Section 8.23 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  Section 8.23. Leverage Ratio. As of the last day of each fiscal quarter of the Borrower occurring during the periods specified below, the Borrower shall not permit the Leverage Ratio as of the last day of the relevant fiscal quarter to be greater than or equal to:

                                                   RATIO SHALL NOT BE GREATER
   FROM AND INCLUDING        TO AND INCLUDING           THAN OR EQUAL TO
       01/01/2000               09/30/2000                 6.50 to 1.0

       10/01/2000               06/30/2001                 6.25 to 1.0

       07/01/2001               12/31/2001                 5.75 to 1.0

       01/01/2002               06/30/2002                 5.50 to 1.0

       07/01/2002               09/30/2002                 5.25 to 1.0

       10/01/2002               12/31/2002                 5.00 to 1.0

       01/01/2003               03/31/2003                 4.75 to 1.0

       04/O1/2003               09/30/2003                 4.50 to 1.0

       10/01/2003         at all times thereafter          4.25 to 1.0

           1.3. Section 8.24 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  Section 8.24. Senior Leverage Ratio. As of the last day of each fiscal quarter of the Borrower occurring during the periods specified below, the Borrower shall not permit the Senior Leverage Ratio as of the last day of the relevant fiscal quarter to be greater than or equal to:

                                                   RATIO SHALL NOT BE GREATER
   FROM AND INCLUDING        TO AND INCLUDING           THAN OR EQUAL TO
       01/01/2000               09/30/2000                 4.00 to 1.0

       10/01/2000               06/30/2001                 3.75 to 1.0

       07/01/2OO1         at all times thereafter          3.50 to 1.0

           1.4. Section 8.26 of the Credit Agreement shall be amended by deleting the phrase "not less than 1.15 to 1.0" and inserting in lieu thereof the phrase "not less than 1.25 to 1.0" and deleting the phrase "the aggregate amount of payments required to be made by the Borrower and its Subsidiaries during the four fiscal quarters of the Borrower then ended in respect of all principal on all Indebtedness for Borrowed Money (whether at maturity, as a result of mandatory sinking fund redemption, mandatory prepayment, acceleration or otherwise) plus."

           1.5. Section 8.27 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  Section 8.27. Capital Expenditures. The Borrower shall not, nor shall it permit any other Subsidiary to, incur Capital Expenditures (excluding from the determination of Capital Expenditures hereunder Acquisitions permitted by Section 8.9(j) of this Agreement) in an aggregate amount in excess of $l0,000,000 during any 12-month period ending on each June 30.

SECTION 2. WAIVER.

     The Borrower acknowledges that it is in default of its obligations under Sections 8.23 and 8.24 of the Credit Agreement for the period ending December 31, 1999 (the "Existing Defaults"). The Borrower hereby requests that the Lenders waive the Existing Defaults, and upon the effectiveness of this Amendment as hereinafter set forth, the Lenders hereby waive the Existing Defaults through the period ended December 31,1999.

SECTION 3. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

           3.1. The Borrower, the Agent, and the Required Banks shall have executed and delivered this Amendment.

           3.2. The Agent shall have received for each Bank copies of resolutions of the Borrower's Board of Directors authorizing the execution, delivery, and performance of this Amendment and the other Loan Documents to be executed by it pursuant to the terms hereof, certified to by its Secretary or Assistant Secretary.

           3.3. Each of the Banks that signs this amendment shall have received an amendment fee in accordance with that certain Request for Waiver/Amendment dated March 13, 200O issued by Bank of Montreal to the Banks.

           3.4. Each Subsidiary shall have executed its acknowledgement and consent to this Amendment in the space provided for that purpose below.

           3.5. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

SECTION 4. REPRESENTATIONS.

     In order to induce the Banks to execute and deliver this Amendment, the Borrower hereby represents to the Agent and the Banks that as of the date hereof, and after giving effect hereto, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks) and the Borrower and its Subsidiaries are in compliance with all of the terms and conditions of the Credit Agreement and the other Loan Documents and no Default or Event of Default has occurred and is continuing or shall result after giving effect to this Amendment.

SECTION 5. MISCELLANEOUS.

     5.1. The Borrower has heretofore executed and delivered to the Agent and the Banks certain of the Collateral Documents. The Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Banks thereunder, the obligations of the Borrower thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired, or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     5.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     5.3. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution, and delivery of this Amendment and the other instruments and documents to be executed and delivered in connection herewith, including the fees and expenses of counsel for the Agent.

     5.4 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.


                          [SIGNATURE PAGES TO FOLLOW]

     This Third Amendment to Credit Agreement is entered into as of the date and year first above written.

                                  Fountain View, Inc.


                                  By  /s/ Robert Snukal
                                    ----------------------------
                                    Name  Robert M. Snukal
                                        ------------------------
                                    Title CEO
                                         -----------------------

     Accepted and agreed to as of the day and year last above written.

                                  Bank of Montreal, in its individual capacity
                                    as a Bank and as Agent

                                  By /s/ Angelo A. Barone
                                    ------------------------------------------
                                    Name   Angelo A. Barone
                                         -------------------------------------
                                    Title  Director
                                         -------------------------------------


                                  Paribas

                                  By /s/   Sean T. Conlon   /s/ Don L. Unruh
                                    ------------------------------------------
                                    Name   Sean T. Conlon       Don L. Unruh
                                         -------------------------------------
                                    Title  Managing Director    Vice President
                                         -------------------------------------

                                  Union Bank of California, N. A.

                                  By /s/ Ronald L. Watterworth
                                     -----------------------------------------
                                    Name   Ronald L. Watterworth
                                        --------------------------------------
                                    Title  Vice President
                                         -------------------------------------


                                  Heller Financial, Inc.

                                  By /s/ Raymond J. Lewis
                                     -----------------------------------------
                                    Name   Raymond Lewis
                                        --------------------------------------
                                    Title  Senior Vice President
                                         -------------------------------------


                                  FINOVA CAPITAL CORPORATION

                                  By /s/ Regina C. Gornick
                                     -----------------------------------------
                                    Name   Regina C. Gornick
                                        --------------------------------------
                                    Title  Vice President
                                         -------------------------------------

                                  Pilgrim America Prime Rate Trust
                                    By: Pilgrim Investments, Inc.,
                                        as its investment manager

                                  By  /s/  Elizabeth O. MacLean
                                     ----------------------------------
                                     Name  Elizabeth O. MacLean
                                           -----------------------------
                                     Title Vice President
                                           ----------------------------

                                  BHF (USA) Capital Corporation

                                  By  /s/  Ralph Della Rocca
                                     ----------------------------------
                                     Name  Ralph Della Rocca
                                           ----------------------------
                                     Title Assistant Vice President
                                           ----------------------------

                                  By  /s/  Patrick S. Marsh
                                     ----------------------------------
                                     Name  Patrick S. Marsh
                                           ----------------------------
                                     Title Associate
                                           ----------------------------

                                  Balanced High-Yield Fund II Ltd.
                                  By BHF (USA) Capital Corporation, acting
                                     through its New York Branch, as
                                     attorney-in-fact

                                  By  /s/  Ralph Della Rocca
                                     ----------------------------------
                                     Name  Ralph Della Rocca
                                           ----------------------------
                                     Title Assistant Vice President
                                           ----------------------------

                                  By  /s/  Patrick S. Marsh
                                     ----------------------------------
                                     Name  Patrick S. Marsh
                                           ----------------------------
                                     Title Associate
                                           ----------------------------

                          ACKNOWLEDGEMENT AND CONSENT

     The undersigned, being all of the Subsidiaries of Fountain View, Inc., have heretofore executed and delivered to the Agent and the Banks one or more Guaranties and Collateral Documents. Each of the undersigned hereby consents to the Third Amendment to Credit Agreement as set forth above and confirms that its Guaranty and Collateral Documents, and all of its obligations thereunder, remain in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Loan Documents referred to above.

"GUARANTORS"

FOUNTAIN VIEW HOLDINGS, INC.             LOCOMOTION THERAPY, INC.
LOCOMOTION HOLDINGS, INC.                ON-TRACK THERAPY CENTER, INC.
FOUNTAIN VIEW MANAGEMENT, INC.
SYCAMORE PARK CONVALESCENT HOSPITAL      By  /s/  Robert Snukal
AIB CORP.                                   ------------------------------
ELMCREST CONVALESCENT HOSPITAL              Name:   Robert M. Snukal
BRIER OAK CONVALESCENT, INC.                Title:  Chief Executive Officer
BIA HOTEL CORP.
RIO HONDO NURSING CENTER                 SUMMIT CARE TEXAS, L.P.
FOUNTAINVIEW CONVALESCENT HOSPITAL
ALEXANDRIA CONVALESCENT HOSPITAL, INC.   By: Summit Care Management Texas, Inc.,
I.'N O., INC.                                its capacity as general partner
SUMMIT CARE CORPORATION
SUMMIT CARE-CALIFORNIA, INC.                 By  /s/  Robert Snukal
SUMMIT CARE-TEXAS No. 2, INC.                ---------------------------
SUMMIT CARE-TEXAS No. 3, INC.                Name:   Robert M. Snukal
SUMMIT CARE PHARMACY, INC.                   Title:  President
SKILLED CARE NETWORK
SUMMIT CARE TEXAS EQUITY, INC.
SUMMIT CARE MANAGEMENT TEXAS, INC.
SNF PHARMACY, INC.                       By: Summit Care Texas Equity, Inc.,
FV-SCC ACQUISITION CORP.                     in its capacity as limited partner

                                             By  /s/  Robert Snukal
                                             ---------------------------
                                             Name:   Robert M. Snukal
By /s/ Robert Snukal                         Title:  President
   -----------------------------
   Name:   Robert M. Snukal
   Title:  President